Exhibit 99.1

LUCAS ENERGY

NYSE Amex: LEI

Investor Presentation

December 2010

Hagen Ranch No. 3

Safe Harbor

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Act”) and Section 21E of the Securities Act of 1934, as amended (the “Exchange Act”). In particular, the words "believes," "expects," "intends," "plans," "anticipates," or "may," and similar conditional expressions are intended to identify forward-looking statements and are subject to the safe harbor created by these Acts. Any statements made in this presentation about an action, event or development, are forward-looking statements. Such statements are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties.  Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that its forward-looking statements will prove to be correct.

Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. Statements regarding future drilling and production are subject to all of the risks and uncertainties normally incident to the exploration and development of oil and gas. These risks include, but are not limited to, completion risk, dry hole risk, price volatility, reserve estimation risk, regulatory risk, potential inability to secure oilfield service risk as well as general economic risks and uncertainties, as disclosed in the Company’s SEC filings. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this presentation are made as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements or those prepared by third parties that are not paid by the Company, except as required by law.

The Company’s complete SEC filings are available at http://www.sec.gov.

Executive Summary

Lucas Energy, Inc. (AMEX: LEI)
●  Independent oil & gas producer
     –   Houston based
     –   Founded 2004, public 2006

●  19,200 gross acres; 14,200 net acres
     –   Primary:  Gonzales and Wilson counties, TX
     –   Secondary:  Karnes, Atascosa, Sabine counties, TX

●  Strategy:  Acquire and Exploit
     –   Acquire, revitalize, and develop undervalued,
           under performing oil & gas assets

Investment Highlights

•           Eagle Ford underlies 100% of Lucas acreage
–           One of foremost plays in US
–           Positioned in high value Eagle Ford oil window
–           Acreage acquired for $300-400/acre, now selling >$10,000

•          Liquids focus vs. natural gas
–           Over 99% of revenue from oil

•           Respected JV partners
–           Hilcorp Energy , Hall Phoenix Energy

•           Accelerating production
–           Hilcorp Eagle Ford production targeted for January 2011

•           Low risk, steady growth “acquire & exploit” strategy
–           Develop existing wells, stimulate and drill laterals
–           Inventory of 113 new laterals and work-over projects

•           Undervalued compared to Net Asset Value and Peers
–           NAV:  $5.98/share
–           TEV/PV-10:  Peers: 2.3x   Lucas: 0.5x

Lucas Eagle Ford Position

•           One of foremost plays in US
–           Trend from Mexican border into
             East Texas
–           99 current rigs; 15 in Jan. 2009

•           Lucas assets in coveted liquids window
–           most Eagle Ford activity in gas
             window

•           Local well characteristics
–           Production rates up to 1,000 BOPD
–           High permeability/porosity
–           Shallower than other shale plays

Eagle Ford - Recent Deal Activity

•           6/2010 - KKR Financial (NYSE: KFN)
             invests in 100,000 acres with Hilcorp
             Energy for $6k/acre

•           6/2010- Reliance Industries invests in
             125,000 acres from Pioneer (NYSE:
             PXD) for $11k/ acre

•           10/2010 - Statoil (NYSE: STO)and
             Talisman Energy (NYSE: TLM) acquire
             97,000 acres from Enduring
             Resources  for $10,900/acre

•           10/2010 - CNOOC Ltd.(CEO) invests at
             $10,800 per acre with Chesapeake
             (NYSE: CHK )

•           10/2010 - Plains Exploration (PXP)
             acquires 60,000 acres for $9,600/acre

Low Risk Strategy - Exploit v. Explore

•           Avoid exploration risk
–           Acquire and rework existing shut-in and stripper wells
–           Operate in proven areas with known geology and production history
–           existing well bores lower access cost to undeveloped pay zones
•           Aggregate small leaseholds
–           Overlooked by well financed buyers
–           Landowners prefer smaller players over “one size fits all” approach
                         •           Custom deal terms
                         •           Ability to offer stock compensation and shared upside for acreage
•           Acquire detailed data
–           Map the trend
–           Acquire proprietary knowledge; run tests and logs
–           Hire local staff with knowledge of  area wells  and effective  local recovery techniques
•           JV with credible partners to reduce execution risk

– Criteria for partners: • Active in the JV area • Well-financed • Solid industry reputation • Ability to operate new drills

Hilcorp Energy JV - Lucas' Strategy Illustrated

Minimum 2 wells per year through 2012

Hilcorp Energy JV

First Lucas Eagle Ford Well Drilled in Gonzales County

•           Hagen EF No.1H
–           14,000 ft measured depth
–           9,500 ft vertical depth
–           5,300 ft lateral extension
–           5.5 inch casing
•           Working Interest: 15%
•           Spud Date: October 20, 2010
•           Drilling End Date: November 9, 2010
•           Initial Production: Expect 500 bbls/day in early 2011
•           Status: Fracture stimulation after completion of Hagen Ranch  EF No. 2H
•           Total Hilcorp cost for 2 horizontal wells and fracturing: ~$15m
–           Lucas carried on first 2 wells

Hilcorp-Hagen EF No.1H well

Reserve Analysis - Incremental NAV Growth

Net Asset Value at September 30, 2010

•	PV10 Reserve Potential		$83.65

•	Current Assets		2.09

•	Current Liabilities	3.36

•	Asset Retirement Obligation	0.38	(3.74)

•	Net Asset Value (millions)		$82.0

•	# Shares outstanding		13.71

•	NAV per Share		$5.98

Eagle Ford Reserve Study

•           Internal Lucas study of economic ultimate recoveries (EUR) of Eagle Ford locations

•           Collected from 151 well bores containing Eagle Ford potential

•           Located in DeWitt, Dimmit, Frio, Gonzales, Karnes, LaSalle, Live Oak, McMullen, Webb, and Zavala counties

•           Mean average of 394,000 BOE per well

•           Median average of 338,000 BOE per well

•           Top quartile average of 836,000 BOE per well

•           Data ranges from 4,000 to 1,611,000 BOE per well

Note: BOE are barrels of oil equivalent; all data rounded to nearest thousand

Reserve Analysis - PDP Growth

Note:  Assumes capital program from reserve report is funded from both internal and external sources.

Asset Overview - Gonzales & Wilson County

Gonzales 2011 Planned Wells	Wilson 2011 Planned Wells

• Drilling budget: $5.8MM • PV-10 reserve potential: $14MM – 3 Austin Chalk • Average depth: 7000 – 8000 ft – 4 Eagle Ford • Average depth: 8000 – 8100 ft – 6 Buda • Average depth: 8100 – 8200 ft	• Drilling budget: $1.6MM • PV-10 reserve potential: $8.7MM – 3 Austin Chalk • Average depth: 6500 – 7500 ft – 6 Buda • Average depth: 7500 – 7600 ft

Development Plan	Development Plan

•           Focus on oil window of Eagle Ford trend
–           Detailed interpreted log data
•           Add contiguous acreage for Hilcorp JV
•           Add non-contiguous  acreage outside JV
•           Deepen existing wells
–           Kifer well
–           H.O.P.E. well
–           Mills well
–           Wright well

•           Focus on Buda trend re-entries
–           Detailed Buda data
–           Acquire EF data
•           Recompletions and work-over of existing
well bores
•           Perforate for new lateral extensions
–           Bates
–           Wiatrek
–           Ebrom
–           Stobb
–           Snoga
–           Eschenburg

Note:  Assumes capital program from reserve reports is funded from both internal and external sources.

Management

•           William Sawyer – President, CEO, Director
–           35 years energy experience
•           ARCO, Houston Oil & Minerals, Superior Oil, ERCO
–           Registered professional engineer
–           Founder, Exploitation Engineers consulting firm
–           Expert witness, federal, state courts and state agencies in Texas and Oklahoma

•           John O’Keefe – CFO
–           35 years energy experience
•           Former President and CEO, Blast Energy Services Inc. (OTCBB:BESV)
•           Former CFO, Ivanhoe Energy Inc. (TSX:IE)
•           VP of Investor Relations & Communications, Santa Fe Snyder and Oryx Energy

•           John Vise – Controller
–           25 years experience: energy, automotive and manufacturing
–           Previously CFO, ECCO Energy

•           Mary LeMond – Land Manager
–           34 years energy experience
•           Rosetta Resources, ElPaso, Coast Oil & Gas, Damson Oil, Texas Eastern and Amoco
–           Certified Petroleum Land Technology and Division Order Analyst

Board of Directors and Advisors

•	Fred Hofheinz – Chairman of Board
–	Texas E&P veteran,
•	President, Energy Assets International (now subsidiary of Torch Energy Advisors)
•	Director, XCL Ltd.
•	Founder/director, Carpatsky Petroleum
–	Former Houston Mayor
–	Former President, Texas Municipal League

•	Peter Grunebaum – Director, Chair of Audit Committee
–	40 years energy and E&P experience as independent investment banker
–	Director, Prepaid Legal Services, Inc. (NYSE:PPD) and Stonemor Partners LP. (NASDAQ: STON)

•	W. Andrew Krusen - Director, Chair of Compensation Committee
–	Chairman & CEO, Dominion Financial
–	30 years private equity experience
–	Director: Raymond James Trust Company, PetroCom, S&P Cellular, Florida Chamber of Commerce, Highpine Oil & Gas, C2C Fiber Networks, and Beall's Inc

Investment Considerations

•	South Texas oil pure-play with high value Eagle Ford exposure

•	Accelerating production

•	Top tier JV partners

•	Low risk “acquire & exploit” growth strategy

•	Undervalued compared to Net Asset Value and Peers